UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 18, 2008
HARRIS STRATEX NETWORKS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33278	20-5961564

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Address of principal executive offices:	637 Davis Drive, Morrisville, NC 27560

Registrant’s telephone number, including area code:	(919) 767- 3250
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.
     On September 18, 2008, Harris Stratex Networks, Inc. (“the “Company”) held a conference call with investors to discuss its financial results for the fiscal quarter and fiscal year ended June 27, 2008. The transcript of this conference call is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference in response to this item.
     The information, including Exhibit 99.1, in this Item 7.01 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information in this Item 7.01 shall not be incorporated by reference into any filing under the Securities Act of 1933, except as shall otherwise be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.
     (d) Exhibits.
     The following exhibit is furnished herewith:

99.1	Transcript of conference call held on September 18, 2008, discussing the Company’s financial results for the quarter and year ended June 27, 2008 (furnished pursuant to Item 7.01).

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARRIS STRATEX NETWORKS, INC.
By:	/s/ Sarah A. Dudash
	Name:	Sarah A. Dudash
	Title:	Vice President and Chief Financial Officer

Date: September 19, 2008

EXHIBIT INDEX

Exhibit No.
Under
Regulation S-K,
Item 601	Description
99.1	Transcript of conference call held on September 18, 2008, discussing the Company’s financial results for the quarter and year ended June 27, 2008 (furnished pursuant to Item 7.01).